EX-10.61.2
MOD. AGREE; RIVER HILL & FUN ENTERPRISES & COVOL


                             MODIFICATION AGREEMENT


         THIS MODIFICATION AGREEMENT, dated as of the 27 day of August, 1999, between DTE RIVER HILL, L.L.C., a Delaware limited liability company
("Borrower"), FUN ENTERPRISES PTY LIMITED (ACN 056 689 304), a company incorporated in New South Wales, Australia ("Lender"), and COVOL TECHNOLOGIES, INC., a Delaware corporation ("Covol").

RECITALS:

         By Loan and Security Agreement dated as of March 20, 1998 (the "Loan Agreement"), Lender agreed to make a loan of up to $5,800,000.00 (the "Loan") to Covol to be used for the construction and financing of a synthetic fuel production facility located at the River Hill Coal Company, Inc. coal mine facilities near Karthus, Clearfield County, Pennsylvania (the "Project"). The Loan was evidenced by a Secured Draw-down Promissory Note dated March 20, 1998 (the "Note") made by Covol, payable to the order of Lender, in the original principal sum of up to $5,800,000.00, plus interest, and secured by the Security Agreement comprising part of the Loan Agreement. As further compensation for the Loan, Covol and the Lender entered into that certain Net Quarterly Production Royalty Payment Agreement dated as of March 20, 1998 (the "Royalty Agreement') whereby Covol agreed to pay certain additional contingent payments to Lender. The Note, the Loan Agreement, the Royalty Agreement and all other documents and instruments evidencing and securing the Loan are sometimes referred to herein as the "Loan Documents."

         Borrower and Covol have entered into that certain Purchase Agreement of even date herewith (the "Purchase Agreement"), whereby Borrower has agreed to purchase from Covol, and Covol has agreed to sell to Borrower, the Project and related assets, pursuant to the terms contained in the Purchase Agreement. As a condition to such transaction and as part of the consideration therefor, Borrower has agreed to assume certain modified obligations of Covol under the Loan. Borrower and Lender have agreed, simultaneous with such assumption and the consummation of such purchase, and the early payment by Borrower to Lender of $4,000,000.00 in partial satisfaction of the Loan, to modify the Loan and the Loan Documents as set forth herein.

MODIFICATION AND ASSUMPTION AGREEMENT:

         FOR and in consideration of the sum of $4,000,000.00 cash in hand paid by Borrower to Lender in advance of the due date for the same and the assumption of the obligations of Covol under the Loan Documents, as modified and amended hereby, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Modification and Assumption of Loan Agreement.

                  (a) Upon  satisfaction  of  the  "Assumption  Conditions"  (as
                      hereinafter   defined),   the  Loan  Agreement  is  hereby
                      modified as follows:

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                           (i)      The introductory paragraph, the Recitals and
                                    Section 1 are hereby modified to reflect the
                                    assumption    of   the    obligations    and
                                    indebtedness  (as modified  hereby) of Covol
                                    Technologies, Inc. by DTE River Hill, L.L.C.
                                    as the  "Company"  under the terms  thereof,
                                    and the principal  amount of the Loan, after
                                    the reduction  effectuated  by the aforesaid
                                    $4,000,000.00 payment and this modification,
                                    to be $945,892.00  bearing interest at a per
                                    annum  rate of 5.5  percent.  No  release of
                                    Covol with  respect to the  obligations  for
                                    the Loan is hereby  intended or  effectuated
                                    and Covol shall remain  obligated  under the
                                    Loan   Documents   (excluding   the  Royalty
                                    Agreement), as hereby modified and amended in accordance with the terms described in
                                    Section 1(b)(ii) hereof.

                           (ii) Section 3 and Section 4 are hereby deleted. In lieu thereof Borrower and Lender make the respective covenants, warranties and representations set forth in APPENDIX A, attached hereto and incorporated herein by this reference.

                           (iii)    Section 5.3.2 is hereby deleted.

                           (iv) The following new provision is hereby added to the Loan Agreement:

                                    Termination.  Borrower acknowledges that the
                           security interest in the Collateral under the Loan Agreement secures the obligations under the Note and the payment of the $800,00.00 amount agreed to be paid by Covol under that certain Agreement and Assignment between Covol and Lender of even date herewith. At such time as the Note is fully paid and satisfied and Lender shall have received aggregate payments of $800,000.00 from or on behalf of Covol under the assignment of production-based payments relating to its sale to Borrower of the Project, the lien and security interest created under the Loan Agreement, and, as to Borrower, the Loan Documents and all further obligations of Borrower thereunder, shall terminate and Lender shall promptly release the Collateral from such security interest and execute, deliver and record all documents and instruments necessary to effect and evidence same.


                           (v)      The   address  and   facsimile   number  for
                                    purposes of notice on the signature page shall read as follows:

                                    Address: DTE Energy Services
                                             425 South Main Street
                                             Suite 201
                                             Ann Arbor, Michigan 48107

                                    Facsimile: (734) 668-1028

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

                                    The   address  and   facsimile   number  for
                                    Borrower for purposes of notice on the signature page shall read as follows:

                                    Address:         Fun Enterprises Pty, Ltd.
                                                     ACN 056 689 304, Level 9,
                                                     131 Macquarie St. Sydney
                                                     NSW 2000 Australia.

                                    Facsimile:       61-2-9247-3144.


                  (b) The modification of the Loan Documents effectuated by this Agreement shall be conditioned upon the completion, to the satisfaction of the Lender) of the following conditions (the "Assumption Conditions"):

                           (i) Payment to Lender by Covol,  in  connection  with
                  the execution of this Agreement, of all accrued and unpaid interest on the Note, together with all costs and expenses of Lender (including reasonable attorneys' fees, travel costs, lodging and food costs incurred by officers or principals of the Lender) in any way associated with actions in anticipation of the coming due of the Note or in connection with this Agreement and the closing of the transactions contemplated hereby (the said expense payment obligations not to exceed the sum of $35,000);(ii) execution of the Purchase Agreement and the License and Binder Purchase agreement (as defined in the Purchase Agreement) and assignment by Covol to Lender of a portion of the production-based payments thereunder pursuant to terms and conditions (including duration, amount, percentage  and  payment  procedures)  acceptable  to  Lender, including Borrower's acknowledgment thereof and its undertaking to make payments therefor directly to Lender on behalf of Covol, together with the agreement and acknowledgment of Covol (in form and substance satisfactory to the Lender) of its continuing obligation under the Loan Documents (as modified hereby) for the indebtedness evidenced by the Replacement Note and the aforesaid production-based payments, such obligation to be unconditional and continuing regardless of any extension, modification or amendment of the same (other than an increase in such obligations) and regardless of the release, addition or other action with respect to any collateral securing the same;

                           (iii) execution by Covol, in form and substance satisfactory to the Lender, of an agreement providing for the extension of those certain warrants for common stock of Covol which are described in APPENDIX B which is attached hereto and incorporated herein by this reference, such that the warrant exercise date shall be June 30, 2000 instead of November 13, 1999;

                           (iv) execution by Covol, in form and substance satisfactory to the Lender, of an agreement with respect to the 95,238 $8.00 strike price warrants for the common stock of Covol in favor of the Lender, which agreement shall (x) modify the strike price by marking the same to market price of the common stock of Covol on the date of the closing of the sale of the Project under the Purchase Agreement and (y) extending the exercise date of such warrants to June 30, 1999;

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

                           (v) execution by Covol, in form and substance satisfactory to the Lender, of an agreement with respect to the 15,644 $8.00 strike price warrants for the common stock of Covol in favor of Stamford Holdings, Ltd., which agreement shall (x) modify the strike price by marking the same to market price of the common stock of Covol on the date of the closing of the sale of the Project under the Purchase Agreement and (y) extending the exercise date of such warrants to June 30, 1999;

                           (vi) execution and delivery by Borrower of UCC-3 modification or similar statements reflecting the addition of the Borrower as a "debtor" under the originally filed UCC-1 financing statements and the execution and delivery of any additional UCC-1 financing statements deemed necessary by Lender's counsel by reason of the addition of the Borrower as the debtor with respect to the security interests in the Project; and

                           (vii) execution and delivery of a "landlord  consent"
                  from River Hill Coal Company providing allowing Lender access to the real property site upon which the Project is located for purposes consistent with its rights as secured party (including any successors or assigns or persons purchasing the same in connection with a foreclosure of the security interests or other similar exercise of remedies and rights under the Loan Documents).


                  (c) Except as specifically modified hereby; the terms and provisions set forth in the Loan Agreement are hereby ratified and confirmed and remain in full force and effect. The Loan Agreement, as modified hereby, continues to secure the obligations of Borrower under the Loan, as modified pursuant hereto, with the same lien priority as immediately prior to the execution hereof.


         2.       Replacement of Note.


                  (a)      The Note is hereby  modified and restated in the form
                           set  forth  in   Exhibit  A  attached   hereto   (the
                           "Replacement Note").


                  (b) After this Agreement has been fully executed and delivered, the Lender shall deliver to Borrower the Note marked as fully satisfied in exchange for the Replacement Note executed and delivered by Borrower to Lender.


         3.       Termination of the Royalty Agreement.


                  (a) The Royalty Agreement and that certain Assignment dated the 6th day of November, 1998 between Covol and the Lender (the "License Fee Assignment") is hereby terminated and Borrower shall have no obligation to Lender thereunder:


         4. Consent of Lender. Lender executes this Agreement to evidence its consent to the modification effected hereby; provided, however, that such consent shall neither be nor be deemed to

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

                  be a consent to, or a waiver of the necessity of obtaining the consent of Lender to, any future modification.


         5. No Default. As additional inducement to Borrower to assume the obligations under the Loan Documents and to enter into this Agreement, Lender hereby states, certifies and affirms that the Loan Documents are in full force and have not been amended or modified in any respect whatsoever except for the amendments and modifications set forth herein, and constitutes the complete agreement between the Lender and Covol with respect to the Loan. There is no event of default nor any fact or circumstance that, with the giving of notice or the passage of time or both, would constitute an event of default under the Loan Documents, and, subject to the $4,000,000.00 cash payment referred to herein and the execution and delivery of this Agreement and the Replacement Note, all obligations under the Loan Documents have been fully paid and satisfied except for those evidenced by the Replacement Note and the modified terms of the Loan Agreement.


         6. Consent of Covol. Covol executes this Agreement to evidence its consent to the modification and assumption effected hereby; and to acknowledge, consistent with Section 1(b)(ii), its continuing obligations under the Loan Documents (as modified hereby) and under the Replacement Note and the aforesaid production-based payments regardless of any extension, modification or amendment of the same (other than an increase in such obligations) and regardless of the release, addition or other action with respect to any Collateral securing same, which extension, modification or amendment (so long as such action does not increase Covol's obligations) may be made by Borrower and Lender without the consent of Covol or any requirement to obtain such consent.


         7. Further Assurances. Borrower, Covol and Lender hereby covenant and agree to execute and deliver, or cause to be executed and delivered, and to do or make, or cause to be done or made, upon the reasonable request of the other, any and all instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by such party for the purpose of effecting the modification described herein.


         8. Completeness and Modification. This Agreement constitutes the entire agreement between the parties hereto as to the transactions contemplated hereby and supersedes all prior discussions, understandings or agreements between the parties hereto.


         9. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.


         10. Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the State of Utah.


         11. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of the parties

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

                  hereto appear on each counterpart hereof, and it shall be sufficient that the signature on behalf of each party hereto appear on one or more such counterparts.

                  All  counterparts  shall  collectively   constitute  a  single
                  agreement.


         12. Incorporation by Reference. All of the Exhibits or Appendices attached hereto or referred to herein and all documents in the nature of such Exhibits or Appendices, if any, are by
                  reference   incorporated  herein  and  made  a  part  of  this
                  Agreement.



                                              BORROWER
                                               DTE RIVER HILL, L.L.C.



                                              By /s/ Kent McCargar
                                                 ------------------------------
                                                 Its VP



                                              COVOL
                                              COVOL TECHNOLOGIES, INC.



                                              By /s/ Kirk A. Benson
                                                 ------------------------------
                                                 Its CEO




                                              LENDER
                                              FUN ENTERPRISES PTY LIMITED



                                              By /s/ Nick Wright
                                                 ------------------------------
                                                 Its Director

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

                                    EXHIBIT A

         THIS NOTE MAY ONLY BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO AN "ACCREDITED INVESTOR," AS DEFINIED IN RULE 501(a)(1), (2) OR (3) UNDER REGULATION D OF THE SECURITIES ACT OF 1933. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, WITHOUT THE WRITTEN CONSENT OF THE COMPANY, THIS NOTE SHALL NOT BE HYPOTHECATED OR BROKEN UP INTO MORE THAN ONE NOTE AND THERE SHALL ONLY BE ONE NOTEHOLDER.


                           REPLACEMENT PROMISSORY NOTE


$945,892.00

                                                             Ann Arbor, Michigan
                                                                 August __, 1999

         FOR VALUE RECEIVED, DTE RIVER HILL, L.L.C., a Delaware limited liability company (the "Company"), hereby promises to pay to the order of FUN ENTERPRISES PTY LIMITED (ACN 056 689 304), a company incorporated in New South Wales, Australia (the "Lender"), at Westpac Banking Corporation, 79 Queen Street, Auckland, New Zealand, account number: 279224-USD-3740-01, account party: Fun Enterprises, or at such other place as the Lender may designate in writing, the principal amount of Nine Hundred Forty Five Thousand Eight Hundred Ninety Two Dollars ($945,892.00), in lawful money of the United States, together with interest thereon at a per annum rate of 5.5 percent, such principal and interest being payable in four equal installments of principal and interest of $250,000, payable on April 30, 2000, July 31, 2000, October 31, 2000 and January 31, 2001.

1. Undefined Terms. All terms not defined in this Note are used as set forth in the Loan and Security Agreement of even date between the parties.

2. Prepayment. The Company shall have the right to prepay all or any portion of the Loan prior to maturity without the payment of any prepayment penalty.

3. Security. As security for the obligations under the Note, the Company shall, pursuant to the Loan and Security Agreement, dated March 20, 1998, as modified pursuant to that certain Modification Agreement of even date herewith (such Loan and Security Agreement as so modified being referred to herein as the "Loan and Security Agreement"), by and between the Lender and the Company, grant, convey, and assign to the Lender a security interest in the Collateral. The Company agrees to take any and all reasonable steps required by the Lender, including without limitation the execution and filing of appropriate UCC-1 financing statement(s), and UCC-2 financing

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

     statement change form(s) to perfect and maintain perfection of the Lender's continuing security interest in the Collateral. Notwithstanding the foregoing, recourse by the Lender against the Company is not limited to the Collateral, and the Company will be responsible for the entire Loan obligation, including principal and interest.

4. Usury Laws. Notwithstanding anything to the contrary contained herein or in the Loan and Security Agreement, all agreements between the Company and the Lender are hereby expressly limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest, and other charges exceed the applicable limits imposed by the usury laws of the State of Michigan or any other applicable jurisdiction. If any payments in the nature of interest, additional interest, or other charges made hereunder or under the Loan and Security Agreement are held to be in excess of the applicable limits imposed by the usury laws of the State of Michigan, or any other applicable jurisdiction, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall ipso facto be reduced by such amount so that the total liability for payments in the nature of interest, additional interest, and other charges shall not exceed the applicable limits imposed by the usury laws of the State of Michigan, or any other applicable jurisdiction, in compliance with the desires of the Company and the Lender. This provision shall never be superseded or waived and shall control every other provision of this Note and all related agreements (as set forth in Section 5.3 of the Loan and Security Agreement), between the Company and Lender or their respective successors or the Lender's assigns.

5. Default. For purposes of this Note, the occurrence of the following shall constitute an "Event of Default" which shall permit the Lender to declare all principal of this Note to be immediately due and payable and to also exercise the other rights provided in the Loan Agreement:

     (a) Any petition is filed by or against the Company under any law pertaining to reorganization, insolvency or rescheduling of debts which is not dismissed within thirty (30) days, or the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due;

     (b) Any garnishment, attachment or levy is issued against the Collateral by any party other than Lender which is not removed within thirty (30) days of such action;

     (c) Any default occurs in payment under the provisions of this Note, or under any other agreement, contract, instrument or document evidencing or related to the Loan including, but not limited to the Loan and Security Agreement;

     (d) Any default occurs in the performance of any obligations of the Company, under the provisions of this Note or the Loan and Security Agreement other than the payment provisions referenced in (c) above; provided, however, that any such default shall not be deemed an Event of Default until the Company receives written notice of such event, and if curable, the Company fails to cure such default within thirty (30) days after receipt of such notice.

6. Acceleration, Waiver. Upon the occurrence of an Event of Default, the Lender in its sole, absolute and unfettered discretion, may declare this
     Note immediately due and payable.

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

7. Securities Laws. This Note has not been registered under the Securities Act of 1933, as amended (the "Act"), or registered or otherwise qualified for sale under the securities laws of any state. The Lender by receipt of this Note acknowledges that it is an "accredited investor" within the meaning of Regulation D of the Act and that the Lender has had the opportunity to ask questions of the Company regarding its business activities and its activities relating to the Plant.

8. Notices. Notices under this Note shall be given and governed by the provisions of Section 5.7 of the Loan and Security Agreement.

9. Necessary Documents. Each party agrees to execute and provide, at the request of the other party, any and all other documents or other necessary written instruments as may be reasonably necessary to effectuate the purposes of this Note.

10. Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Michigan.


         IN WITNESS WHEREOF, the Company has executed this Note as of the date first written above.

                                             DTE RIVER HILL, L.L.C.



                                             By: ____________________________
                                             Title: _________________________

                                             Address:
                                             P.O. Box 8614
                                             425 South Main Street, Suite 201
                                             Ann Arbor, Michigan 48107

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